UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3275

SMITH BARNEY INVESTMENT FUNDS INC.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  SEPTEMBER 30
Date of reporting period: SEPTEMBER 30, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
SMALL CAP VALUE FUND

STYLE PURE SERIES | ANNUAL REPORT | SEPTEMBER 30, 2004

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

N O T F D I C I N S U R E D • N O T B A N K G U A R A N T E E D • M A Y L O S E V A L U E

Annual Report • September 30, 2004

SMITH BARNEY
SMALL CAP VALUE FUND

What’s Inside

Letter from the Chairman	1
Manager Overview	3
Fund at a Glance	6
Fund Expenses	7
Fund Performance	9
Historical Performance	10
Schedule of Investments	11
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Tax Information	32

PETER J. HABLE

Peter Hable has more than 21 years of securities business experience and has managed the fund since its inception. Education: BS in Economics from Southern Methodist University, MBA from the University of Pennsylvania’s Wharton School of Finance.

FUND OBJECTIVE

The fund seeks long-term capital growth. Under normal conditions the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stock and other equity securities of small-cap U.S. companies. Small-cap companies are those companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater.

FUND FACTS

FUND INCEPTION

February 26, 1999

MANAGER INVESTMENT
INDUSTRY EXPERIENCE

21 Years

L E T T E R   F R O M   T H E   C H A I R M A N

Dear Shareholder,

Over the past 12 months, the domestic economy continued to recover from the recession of the prior three years, although a number of factors combined to slow its progress.At the start of the fund’s fiscal year in October 2003, many of the geopolitical concerns that had previously been pressuring both the economy and the stock market had begun to ease.

The initial combat phase of the conflict in Iraq had concluded and new federal tax legislation provided significant near-term tax cuts for consumers, businesses and investors. Key interest rates continued to hover near record lows and a wave of home mortgage refinancing freed additional cash for homeowners. Improving job growth numbers late in 2003 sustained consumer spending and positive corporate earnings news all contributed to a broad stock market rally at the end of last year. During the third calendar quarter of 2003, gross domestic product (“GDP”)[i] growth reached 7.4% (revised),ii a high not seen in almost two decades.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

As the new year began, economic indicators grew increasingly mixed, adding to growing uncertainty for investors that helped keep the stock market trading in a limited range. Economic growth, as measured by GDP, dropped to 4.2% for the fourth quarter of 2003, climbed only slightly in the first quarter of 2004 to 4.5% and declined again in the second quarter of 2004 to 3.3% . In the spring and summer, monthly job growth figures fluctuated between net gains and losses, although the overall unemployment rate held relatively steady through September.iii The U.S. Consumer Confidence Index,iv which had risen significantly since October of 2003, declined in both August and September, reflecting consumers’ growing concern about the rate of job growth and the economy. Record-high crude oil prices led to a spike in energy costs, which helped curb consumer spending and acted as a brake on the domestic economy overall. After a year of four-decade-low rates, the Federal Reserve Bank (“Fed”) raised its federal funds ratev target higher over the 12 months ending September 30, 2004. It raised its target rate by 0.25% on three separate occasions during the year, increasing it from 1.00% at the start of the period to 1.75% at the end of September. Following the end of the fund’s reporting period, at its November meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 2.00% .

The past 12 months in the stock market saw small- and mid-capitalization stocks generally outperform large-caps, while value-oriented stocks outperformed their growth counterparts.The Russell 2000 Index,vi which typically is a proxy for the small-cap market, returned 18.77% for the period while the S&P 500 Indexvii and the Dow Jones Industrial Average,viii which represent larger-cap stocks, returned 13.86% and 10.99%, respectively, for the same period.

Performance varied widely among industry sectors, with the energy and utilities sectors typically recording strong returns for the period, while the information technology and consumer staples sectors generally suffered losses. Foreign stock markets, as represented by the MSCI World Index,ix which returned 17.10%, outperformed the U.S. stock market as represented by the broad Wilshire 5000 Index,x which returned 12.91% . Stocks generally outpaced bonds, which suffered during the spring due to heightened worries about resurgent inflation and rising interest rates, but improved towards the end of the period.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

1     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators.The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations.The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects.The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to CAM’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets.We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 10, 2004

2         Smith Barney Small Cap Value Fund   |   2004 Annual Report

M A N A G E R   O V E R V I E W

Special Shareholder Notice

Effective November 1, 2004, the Smith Barney Small Cap Value Fund will consider small capitalization companies to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy.

Effective May 7, 2004, Peter Hable, investment officer of Smith Barney Fund Management LLC (the “manager”), a managing director of Citigroup Global Markets, Inc, and president of Davis Skaggs Investment Management, a division of the manager, is the sole portfolio manager for the fund. Mr. Hable has been responsible for the day-to-day management of the fund’s portfolio since inception. Thomas B. Driscoll III, no longer assists in managing the portfolio.

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed Class C shares.

Market Overview

Last year, the market for small capitalization stocks was characterized generally by dramatic outperformance by companies with the lowest share prices, smallest market capitalizations and little or no earnings.This year small-cap performance has been driven typically by companies with high returns on invested capital, healthy balance sheets, strong free cash flow profiles and larger market capitalizations. Given our focus on these higher-quality, small-cap companies, the fund’s performance for calendar 2004 is approximately in line with its Russell 2000 Value benchmark.With the dominance of micro-cap stocks in the fourth quarter of 2003, however, the fund’s performance for its fiscal year has slightly lagged its benchmark.

PERFORMANCE SNAPSHOT
AS OF SEPTEMBER 30, 2004
(excluding sales charges)

	6 Months	12 Months

Class A Shares- Small Cap Value Fund	2.37%	22.35%

Russell 2000 Value Index	1.00%	25.66%

Lipper Small Cap Value Funds Category
Average	0.88%	23.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 1.97%, Class C shares returned 1.92% and Class Y shares returned 2.50% over the six months ended September 30, 2004. Excluding sales charges, Class B shares returned 21.35%, Class C shares returned 21.36% and Class Y shares returned 22.71% over the 12 months ended September 30, 2004.

Performance figures may reflect reimbursements or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2004, calculated among the 251 funds for the six-month period and among the 237 funds for the 12-month period in the fund’s Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

Performance Review

For the 12 months ended September 30, 2004, Class A shares of the Smith Barney Small Cap Value Fund, excluding sales charges, returned 22.35% .These shares underperformed the fund’s unmanaged benchmark, the Russell 2000 Value Index,xi which returned 25.66% for the

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended September 30, 2004, calculated among the 237 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges.

3     Smith Barney Small Cap Value Fund   |   2004 Annual Report

same period.They also underperformed the Lipper small-cap value funds category average1, which was 23.87% .

Portfolio Update

Small capitalization stocks generally have outperformed large-cap stocks for over five years.This period of relative outperformance by small-cap stocks has narrowed the extreme valuation gap that we believe has existed between small- and large-cap companies since 1998. While this outperformance may have eliminated the potential for dramatic gains for small-caps relative to large companies, we believe many small-cap valuations imply that there still may be room to generate superior returns.

Last year, we argued that an economic recovery was unfolding and that corporate capital expenditures were accelerating. Consequently, the fund held overweighted positions in the industrials, technology and basic materials sectors, which served it well moving into early 2004. By this summer, however, higher oil prices, negative earnings surprises and downward earnings revisions had taken a toll on the small-cap market.While corporate profit growth slowed, it does not appear to us that profits are disappearing.We have begun to shift the fund’s exposure in the industrials sector towards companies that we believe will benefit from the later stages of an economic recovery.We also lowered the fund’s exposure to the basic materials and energy sectors, believing that commodity prices will show some signs of receding. As to technology, we expect the sector will show its seasonal strength in the fourth quarter after a summer dominated by negative earnings surprises.

With an increase in economic activity, we also anticipated an increase in interest rates. As a result, we underweighted those sectors that historically are often negatively impacted by rising interest rates, in particular, the financial and utility sectors.This call worked well for the fund into April as rates rose, but turned against the fund as longer rates declined during this summer’s economic doldrums. We continue to underweight these sectors, believing that rates will rise as the economy regains momentum and valuations are extended.We are especially concerned by what we believe to be the speculative fervor in small-cap banks and real estate investment trusts.

In terms of specific holdings, among the biggest positive contributors to the fund’s performance for the period were shares of Pentair Inc., a focused diversified industrial manufacturer that has operated in the water, enclosures and tools segments, XTO Energy Inc., a company engaged in the acquisition, development, exploitation and exploration of producing oil and gas properties, IKON Office Solutions Inc., a firm that integrates imaging systems and services that help businesses manage document workflow, Mueller Industries Inc., a manufacturer of copper, brass, plastic and aluminum products and Gibraltar Industries, Inc. (formerly Gibraltar Steel Corporation), a processor, manufacturer and distributor of an array of high value-added and high margin products and services.While the fund’s performance overall for the period was positive, some holdings detracted from performance. Stocks that detracted most from the fund’s performance were Bentley Pharmaceuticals Inc., a specialty pharmaceutical company focused on research, development and licensing of advanced drug delivery technologies and pharmaceutical products, Performance Food Group Co., a food service distributor that markets and distributes brand food and non-food products, Cabot Microelectronics Corp., a supplier of high-performance polishing slurries used in the manufacture of integrated circuit (IC) devices, MedQuist Inc., a comprehensive provider of health information solutions and services and Micromuse Inc., a provider of a suite of software products that enable business and service assurance for enterprises and service providers. At the close of the period, the fund still held shares of all of the companies listed as positive contributors and still holds shares in Bentley Pharmaceuticals Inc., Performance Food Group Co. and MedQuist Inc.

Thank you for your investment in the Smith Barney Small Cap Value Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Hable
Vice President and
Investment Officer

November 10, 2004

4     Smith Barney Small Cap Value Fund   |   2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Steiner Leisure Ltd. (1.53%), Pentair, Inc. (1.44%), IDEX Corp. (1.40%), Roper Industries, Inc. (1.40%), The Neiman Marcus Group, Inc., Class A Shares (1.39%), Gibraltar Steel Corp. (1.36%), AGCO Corp. (1.33%), Cummins Inc. (1.31%), RehabCare Group, Inc. (1.31%), Albany International Corp., Class A Shares (1.26%) . Please refer to pages 11 through 15 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of September 30, 2004 were: Industrial (27.9%); Financials (19.5%); Consumer Discretionary (12.6%); Information Technology (10.5%); Materials (6.6%) . The fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of large-cap companies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	Source: Bureau of Economic Analysis, U.S. Department of Commerce, September 29, 2004.

iii	Source: Bureau of Labor Statistics, U.S. Department of Labor, October 8, 2004.

iv	Source: Consumer Confidence Index, The Conference Board, September 28, 2004.

[v]	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

vi	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

viii	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ix	The MSCI World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets.

[x]	The Wilshire 5000 Index is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.

xi	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

5     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown†

March 31, 2004	September 30, 2004

† As a percentage of total investments. Please note that Fund holdings are subject to change.

6     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on April 1, 2004 and held for the six months ended September 30, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period.To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratios	the Period(3)

Class A	2.37%	$1,000.00	$1,023.70	1.13%	$5.72

Class B	1.97	1,000.00	1,019.70	1.92	9.69

Class C(4)	1.92	1,000.00	1,019.20	1.97	9.94

Class Y	2.50	1,000.00	1,025.00	0.85	4.30

(1)	For the six months ended September 30, 2004.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

7     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratios	the Period(2)

Class A	5.00%	$1,000.00	$1,019.35	1.13%	$5.70

Class B	5.00	1,000.00	1,015.40	1.92	9.67

Class C(3)	5.00	1,000.00	1,015.15	1.97	9.92

Class Y	5.00	1,000.00	1,020.75	0.85	4.29

(1)	For the six months ended September 30, 2004.

(2)	Expenses (net of voluntary waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

8     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C(2)	Class Y

Twelve Months Ended 9/30/04	22.35%	21.35%	21.36%	22.71%

Inception* through 9/30/04	15.56	14.68	14.67	34.25 ‡

	With Sales Charges(3)

	Class A	Class B	Class C(2)	Class Y

Twelve Months Ended 9/30/04	16.23%	16.35%	20.36%	22.71%

Inception* through 9/30/04	14.50	14.68	14.67	34.25 ‡

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (Inception* through 9/30/04)	124.45%

Class B (Inception* through 9/30/04)	115.10

Class C(2) (Inception* through 9/30/04)	115.03

Class Y (Inception* through 9/30/04)	53.87

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date for Class A, B and C shares is February 26, 1999. Inception date for Class Y shares is April 14, 2003.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

9     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Small Cap Value Fund
vs. the Russell 2000 Value Index†

February 1999 — September 2004

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on February 26, 1999, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2004. The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Schedule of Investments		September 30, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 94.0%
CONSUMER DISCRETIONARY — 12.6%
Auto Components — 2.1%
404,200	Sauer-Danfoss, Inc.	$6,903,736
244,100	Wabtec Corp.	4,562,229

		11,465,965

Hotels, Restaurants & Leisure — 1.6%
264,300	Benihana Inc., Class A Shares*	3,536,334
305,100	O’Charley’s Inc.*	4,973,130

		8,509,464

Household Durables — 1.6%
224,600	Furniture Brands International, Inc.	5,632,968
117,200	Snap-on Inc.	3,230,032

		8,863,000

Multiline Retail — 2.4%
293,075	Dillard’s, Inc., Class A Shares	5,785,300
133,300	The Neiman Marcus Group, Inc., Class A Shares	7,664,750

		13,450,050

Specialty Retail — 3.8%
164,000	The Buckle, Inc.	4,505,080
278,200	The Cato Corp., Class A Shares	6,189,950
117,700	DEB Shops, Inc.	2,871,880
177,400	Linens ‘n Things, Inc.*	4,110,358
275,600	Pomeroy IT Solutions, Inc.*	3,489,096

		21,166,364

Textiles & Apparel — 1.1%
106,900	The Timberland Co., Class A Shares*	6,071,920

	TOTAL CONSUMER DISCRETIONARY	69,526,763

CONSUMER STAPLES — 4.6%
Food & Drug Retailing — 0.9%
194,400	Performance Food Group Co.*	4,607,280

Food Products — 2.2%
346,400	Hain Celestial Group, Inc.*	6,124,352
282,200	Sensient Technologies Corp.	6,106,808

		12,231,160

Personal Products — 1.5%
381,150	Steiner Leisure Ltd.*	8,423,415

	TOTAL CONSUMER STAPLES	25,261,855

ENERGY — 5.1%
Energy Equipment & Services — 1.5%
80,800	RPC, Inc.	1,444,704
259,000	Varco International, Inc.*	6,946,380

		8,391,084

See Notes to Financial Statements.

11     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Schedule of Investments (continued)		September 30, 2004

SHARES	SECURITY	VALUE

Oil & Gas — 3.6%
265,300	Denbury Resources Inc.*	$6,738,620
60,628	Newfield Exploration Co.*	3,712,859
175,000	Todco, Class A Shares*	3,036,250
198,791	XTO Energy, Inc.	6,456,732

		19,944,461

	TOTAL ENERGY	28,335,545

FINANCIALS — 19.5%
Banks — 8.6%
88,700	AMCORE Financial, Inc.	2,517,306
67,700	BancTrust Financial Group, Inc.	1,272,760
22,600	CityBank	790,548
119,900	Corus Bankshares, Inc.	5,171,287
121,300	Cullen/Frost Bankers, Inc.	5,636,811
87,400	Downey Financial Corp.	4,803,504
242,200	First Charter Corp.	5,853,974
125,600	First State Bancorp.	3,960,168
37,900	IBERIABANK Corp.	2,187,588
168,733	Pacific Capital Bancorp	4,991,122
108,275	Sterling Bancorp	2,928,839
119,400	Umpqua Holdings Corp.	2,693,664
93,700	Webster Financial Corp.	4,627,843

		47,435,414

Diversified Financials — 1.9%
113,500	Financial Federal Corp.*	4,253,980
271,000	First Albany Cos. Inc.	2,476,940
124,300	Portfolio Recovery Associates, Inc.*	3,653,177

		10,384,097

Insurance — 3.7%
291,000	CNA Surety Corp.*	3,084,600
201,100	The Midland Co.	5,500,085
109,300	RLI Corp.	4,104,215
233,900	Scottish Re Group Ltd.	4,951,663
54,200	Triad Guaranty Inc.*	3,007,016

		20,647,579

Real Estate — 5.3%
118,700	American Land Lease, Inc.	2,302,780
106,200	Cousins Properties, Inc.	3,643,722
83,200	Duke Realty Corp.	2,762,240
181,900	Equity One, Inc.	3,568,878
265,400	Host Marriott Corp.*	3,723,562
162,300	LaSalle Hotel Properties	4,479,480
74,000	Liberty Property Trust	2,948,160
102,600	Pan Pacific Retail Properties, Inc.	5,550,660

		28,979,482

	TOTAL FINANCIALS	107,446,572

See Notes to Financial Statements.

12     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Schedule of Investments (continued)		September 30, 2004

SHARES	SECURITY	VALUE

HEALTHCARE — 5.8%
Healthcare Providers & Services — 5.3%
88,200	AMERIGROUP Corp.*	$4,961,250
217,600	Apria Healthcare Group, Inc.*	5,929,600
382,100	Cross Country Healthcare, Inc.*	5,922,550
192,200	National Dentex Corp.*	5,416,196
312,900	RehabCare Group, Inc.*	7,206,087

		29,435,683

Pharmaceuticals — 0.5%
256,500	Bentley Pharmaceuticals, Inc.*	2,716,335

	TOTAL HEALTHCARE	32,152,018

INDUSTRIALS — 27.9%
Aerospace & Defense — 1.5%
128,000	DRS Technologies, Inc.*	4,792,320
96,200	The Fairchild Corp., Class A Shares*	382,876
235,200	HEICO Corp., Class A Shares	3,170,496

		8,345,692

Airlines — 1.0%
355,100	SkyWest, Inc.	5,344,255

Building Products — 1.8%
209,300	Crane Co.	6,052,956
337,800	Patrick Industries, Inc.*	4,036,710

		10,089,666

Commercial Services & Supplies — 5.9%
123,000	John H. Harland Co.	3,856,050
430,700	Labor Ready, Inc.*	6,038,414
388,500	MedQuist Inc.*	5,069,925
240,900	Pegasus Solutions, Inc.*	2,871,528
701,200	Stonepath Group, Inc.*	638,092
158,785	United Stationers Inc.*	6,891,269
260,100	Watson Wyatt & Co. Holdings	6,840,630

		32,205,908

Construction & Engineering — 0.7%
102,100	EMCOR Group, Inc.*	3,841,002

Electrical Equipment — 0.3%
109,500	Powell Industries, Inc.*	1,845,075

Machinery — 14.7%
324,700	AGCO Corp.*	7,344,714
233,800	Albany International Corp., Class A Shares	6,969,578
98,000	Cummins Inc.	7,241,220
110,100	Harsco Corp.	4,943,490
227,800	IDEX Corp.	7,736,088
238,400	Kaydon Corp.	6,858,768
125,500	Kennametal Inc.	5,666,325
154,200	Lindsay Manufacturing Co.	4,137,186
159,200	Mueller Industries, Inc.	6,837,640

See Notes to Financial Statements.

13     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Schedule of Investments (continued)		September 30, 2004

SHARES	SECURITY	VALUE

Machinery — 14.7% (continued)
160,900	Navistar International Corp.*	$5,983,871
227,500	Pentair, Inc.	7,942,025
74,400	Thomas Industries Inc.	2,336,160
270,100	The Timken Co.	6,649,862

		80,646,927

Marine — 0.8%
114,200	Kirby Corp.*	4,585,130

Road & Rail — 1.2%
184,500	Arkansas Best Corp.	6,756,390

	TOTAL INDUSTRIALS	153,660,045

INFORMATION TECHNOLOGY — 10.5%
Communications Equipment — 0.7%
62,300	Bel Fuse Inc., Class B Shares	2,060,884
44,100	Black Box Corp.	1,629,495

		3,690,379

Computers & Peripherals — 1.7%
154,600	Electronics for Imaging, Inc.*	2,510,704
148,100	Mercury Computer Systems, Inc.*	3,986,852
199,500	Rimage Corp.*	2,793,000

		9,290,556

Electronic Equipment & Instruments — 3.4%
211,900	Exar Corp.*	3,000,504
134,400	Roper Industries, Inc.	7,722,624
92,300	Tech Data Corp.*	3,558,165
337,200	Woodhead Industries, Inc.	4,653,360

		18,934,653

Internet Software & Services — 0.6%
156,600	McAfee Inc.*	3,147,660

IT Consulting & Services — 0.4%
134,100	Perot Systems Corp., Class A Shares*	2,153,646

Office Electronics — 1.0%
469,600	IKON Office Solutions, Inc.	5,644,592

Software — 2.7%
255,400	Dendrite International, Inc.*	4,117,048
270,600	EPIQ Systems, Inc.*	4,215,948
310,100	Inet Technologies, Inc.*	3,901,058
231,400	NetIQ Corp.*	2,475,980

		14,710,034

	TOTAL INFORMATION TECHNOLOGY	57,571,520

See Notes to Financial Statements.

14     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

MATERIALS — 6.6%
Chemicals — 2.3%
197,500	A. Schulman, Inc.	$4,352,900
78,900	Cabot Corp.	3,043,173
259,300	Millennium Chemicals Inc.*	5,499,753

		12,895,826

Containers & Packaging — 2.1%
128,100	AptarGroup, Inc.	5,632,557
295,700	Smurfit-Stone Container Corp.*	5,727,709

		11,360,266

Metals & Mining — 1.4%
207,200	Gibraltar Steel Corp.	7,492,352

Paper & Forest Products — 0.8%
255,400	Pope & Talbot, Inc.	4,495,040

	TOTAL MATERIALS	36,243,484

UTILITIES — 1.4%
Electric Utilities — 0.3%
46,000	MGE Energy, Inc.	1,463,720

Gas Utilities — 1.1%
79,000	New Jersey Resources Corp.	3,270,600
98,300	Northwest Natural Gas Co.	3,119,059

		6,389,659

	TOTAL UTILITIES	7,853,379

	TOTAL COMMON STOCK
	(Cost — $400,285,862)	518,051,181

FACE
AMOUNT

REPURCHASE AGREEMENT — 5.1%
$28,230,000	Bank of America dated 9/30/04, 1.830% due 10/1/04; Proceeds at maturity — $28,231,435;
	(Fully collateralized by various U.S. Government Agency Obligations 0.000% to 6.625%,
	due 2/14/05 to 10/15/14; Market value — $28,794,617)
	(Cost — $28,230,000)	28,230,000

	TOTAL INVESTMENTS — 99.1% (Cost — $428,515,862**)	546,281,181
	Other Assets in Excess of Liabilities — 0.9%	4,927,452

	TOTAL NET ASSETS — 100.0%	$551,208,633

*	Non-income producing security.
**	Aggregate cost for Federal income tax purposes is $428,259,895.

See Notes to Financial Statements.

15     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Statement of Assets and Liabilities	September 30, 2004

ASSETS:
Investments, at value (Cost — $428,515,862)	$546,281,181
Cash	643
Receivable for securities sold	4,755,896
Receivable for Fund shares sold	1,119,001
Dividends and interest receivable	379,442
Prepaid expenses	24,528

Total Assets	552,560,691

LIABILITIES:
Payable for Fund shares reacquired	646,990
Management fee payable	332,884
Distribution plan fees payable	127,209
Payable for securities purchased	63,591
Accrued expenses	181,384

Total Liabilities	1,352,058

Total Net Assets	$551,208,633

NET ASSETS:
Par value of capital shares ($0.001 par value, 10,000,000,000 shares authorized)	$26,312
Capital paid in excess of par value	412,987,571
Accumulated net realized gain from investment transactions and futures contracts	20,429,431
Net unrealized appreciation of investments	117,765,319

Total Net Assets	$551,208,633

Shares Outstanding:
Class A	9,690,912

Class B	6,899,287

Class C	6,872,158

Class Y	2,849,804

Net Asset Value:
Class A (and redemption price)	$21.19

Class B *	$20.71

Class C *	$20.70

Class Y (and redemption price)	$21.29

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$22.30

* Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% contingent deferred sales charge, respectively, if shares are redeemed within one year from purchase (See Note 2).

See Notes to Financial Statements.

16     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Statement of Operations	For the Year Ended September 30, 2004

INVESTMENT INCOME:
Dividends	$5,123,344
Interest	233,777

Total Investment Income	5,357,121

EXPENSES:
Management fee (Note 2)	3,498,018
Distribution plan fees (Notes 2 and 4)	3,129,365
Transfer agency services (Notes 2 and 4)	560,064
Shareholder communications (Note 4)	79,894
Custody	46,314
Audit and legal	40,335
Registration fees	37,884
Directors’ fees	29,463
Other	9,384

Total Expenses	7,430,721
Less: Management fee waiver (Notes 2 and 8)	(79,674)

Net Expenses	7,351,047

Net Investment Loss	(1,993,926)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3)
Net Realized Gain From:
Investment transactions	27,331,127
Futures contracts	707,200

Net Realized Gain	28,038,327

Net Increase in Unrealized Appreciation on Investments	58,847,882

Net Gain on Investments and Futures Contracts	86,886,209

Increase in Net Assets From Operations	$84,892,283

See Notes to Financial Statements.

17     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended September 30,

	2004	2003

OPERATIONS:
Net investment loss	$(1,993,926)	$(568,869)
Net realized gain	28,038,327	21,116,524
Net increase in unrealized appreciation	58,847,882	52,222,041

Increase in Net Assets From Operations	84,892,283	72,769,696

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net realized gains	(22,270,541)	(3,960,523)

Decrease in Net Assets From Distributions to Shareholders	(22,270,541)	(3,960,523)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	194,505,372	88,969,059
Net asset value of shares issued for reinvestment of distributions	21,127,525	3,750,624
Cost of shares reacquired	(96,095,589)	(68,896,536)

Increase in Net Assets From Fund Share Transactions	119,537,308	23,823,147

Increase in Net Assets	182,159,050	92,632,320

NET ASSETS:
Beginning of year	369,049,583	276,417,263

End of year*	$551,208,633	$369,049,583

* Includes undistributed net investment income of:	—	$64,621

See Notes to Financial Statements.

18     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares(1)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$18.24		$14.45	$14.19	$14.85	$12.10

Income From Operations:
Net investment income	0.00 *		0.06	0.09	0.20	0.16
Net realized and unrealized gain	4.01		3.94	0.64	0.27	2.78

Total Income From Operations	4.01		4.00	0.73	0.47	2.94

Less Distributions From:
Net investment income	—		—	(0.14)	(0.18)	(0.19)
Net realized gains	(1.06)		(0.21)	(0.33)	(0.95)	—

Total Distributions	(1.06)		(0.21)	(0.47)	(1.13)	(0.19)

Net Asset Value, End of Year	$21.19		$18.24	$14.45	$14.19	$14.85

Total Return(2)	22.35%		27.98%	4.88%	3.26%	24.71%

Net Assets, End of Year (000s)	$205,357		$101,798	$72,196	$52,670	$40,693

Ratios to Average Net Assets:
Expenses	1.14	%(3)	1.19%	1.18%	1.20%	1.28%
Net investment income	0.02		0.36	0.58	1.33	1.28

Portfolio Turnover Rate	31%		68%	49%	47%	48%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fees were not waived, the actual expense ratio for Class A shares would have been 1.16%.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

19     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class B Shares(1)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$17.99		$14.35	$14.10	$14.76	$12.05

Income (Loss) From Operations:
Net investment income (loss)	(0.15)		(0.06)	(0.03)	0.08	0.07
Net realized and unrealized gain	3.93		3.91	0.63	0.28	2.76

Total Income From Operations	3.78		3.85	0.60	0.36	2.83

Less Distributions From:
Net investment income	—		—	(0.02)	(0.07)	(0.12)
Net realized gains	(1.06)		(0.21)	(0.33)	(0.95)	—

Total Distributions	(1.06)		(0.21)	(0.35)	(1.02)	(0.12)

Net Asset Value, End of Year	$20.71		$17.99	$14.35	$14.10	$14.76

Total Return(2)	21.35%		27.12%	4.03%	2.52%	23.70%

Net Assets, End of Year (000s)	$142,896		$131,657	$112,946	$83,426	$65,125

Ratios to Average Net Assets:
Expenses	1.91	%(3)	1.95%	1.94%	1.97%	2.04%
Net investment income (loss)	(0.77)		(0.41)	(0.19)	0.56	0.52

Portfolio Turnover Rate	31%		68%	49%	47%	48%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fees were not waived, the actual expense ratio for Class B shares would have been 1.93%.

See Notes to Financial Statements.

20     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares(1)	2004		2003	2002	2001	2000

Net Asset Value, Beginning of Year	$17.98		$14.35	$14.10	$14.76	$12.05

Income (Loss) From Operations:
Net investment income (loss)	(0.16)		(0.06)	(0.03)	0.08	0.07
Net realized and unrealized gain	3.94		3.90	0.63	0.28	2.76

Total Income From Operations	3.78		3.84	0.60	0.36	2.83

Less Distributions From:
Net investment income	—		—	(0.02)	(0.07)	(0.12)
Net realized gains	(1.06)		(0.21)	(0.33)	(0.95)	—

Total Distributions	(1.06)		(0.21)	(0.35)	(1.02)	(0.12)

Net Asset Value, End of Year	$20.70		$17.98	$14.35	$14.10	$14.76

Total Return(2)	21.36%		27.05%	4.04%	2.52%	23.70%

Net Assets, End of Year (000s)	$142,272		$111,838	$91,275	$69,712	$46,299

Ratios to Average Net Assets:
Expenses	1.94	%(3)	1.96%	1.94%	1.96%	2.04%
Net investment income (loss)	(0.80)		(0.41)	(0.19)	0.55	0.52

Portfolio Turnover Rate	31%		68%	49%	47%	48%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fees were not waived, the actual expense ratio for Class C shares would have been 1.96%.

See Notes to Financial Statements.

21     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout the year ended September 30, unless otherwise noted:

Class Y Shares(1)	2004		2003 (2)

Net Asset Value, Beginning of Year	$18.27		$14.57

Income From Operations:
Net investment income	0.07		0.06
Net realized and unrealized gain	4.01		3.64

Total Income From Operations	4.08		3.70

Less Distributions From:
Net realized gains	(1.06)		—

Total Distributions	(1.06)		—

Net Asset Value, End of Year	$21.29		$18.27

Total Return(3)	22.71%		25.39	%‡

Net Assets, End of Year (000s)	$60,684		$23,757

Ratios to Average Net Assets:
Expenses	0.84	%(4)	0.80	%†
Net investment income	0.32		0.75	†

Portfolio Turnover Rate	31%		68%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)	For the period April 14, 2003 (inception date) to September 30, 2003.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager waived a portion of its management fee for the year ended September 30, 2004. If such fees were not waived, the actual expense ratio for Class Y shares would have been 0.86%.

‡	Total return is not annualized, as it may not be representative of the total return for the year.

†	Annualized.

See Notes to Financial Statements.

22     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney Small Cap Value Fund (“Fund”), a separate investment fund of the Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest.To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin.Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option.When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid.When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss

23     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

without regard to any unrealized gain or loss on the underlying security.When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(e) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(f ) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates.All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period.Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities.

(g) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually.The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

(h) Class Accounting. Class specific expenses are charged to each class; management fees, general fund expenses, income, gains and/or losses are allocated on the basis of relative net assets of each class or on another reasonable basis.

(i) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(j) Year End Tax Reclassifications. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,929,301 has been reclassified between undistributed net investment income and accumulated net realized gain from investment transactions and futures contracts as a result of permanent differences primarily attributable to the utilization of tax net operating loss against realized short-term capital gains.This reclassification has no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund.The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets.This fee is calculated daily and paid monthly.

During the year ended September 30, 2004 SBFM waived a portion of its management fee in the amount of $79,674.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended September 30, 2004, the Fund paid transfer agent fees of $402,890 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor. For the year ended September 30, 2004, CGM and its affiliates did not receive any brokerage commissions.

24     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

On February 2, 2004, initial sales charges on Class L shares were eliminated. Effective April 29, 2004, Class L shares were renamed as Class C shares.

There is a maximum sales charge of 5.00% for Class A shares.There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate.These purchases do not incur an initial sales charge.

For the year ended September 30, 2004, CGM received sales charges of approximately $326,000 and $72,000 on sales of the Fund’s Class A and C shares, respectively. In addition, for the year ended September 30, 2004, CDSCs paid to CGM were approximately:

	Class B	Class C

CDSCs	$222,000	$13,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$234,153,020

Sales	138,590,107

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$126,262,678
Gross unrealized depreciation	(8,241,392)

Net unrealized appreciation	$118,021,286

25     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class.The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$375,055	$1,437,314	$1,316,996

For the year ended September 30, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y

Transfer Agency Service Expenses	$161,363	$173,300	$196,664	$28,737

For the year ended September 30, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y

Shareholder Communication Expenses	$16,564	$30,913	$31,979	$438

5. Distributions Paid to Shareholders by Class

	Year Ended	Year Ended
	September 30, 2004	September 30, 2003*

Class A
Net realized gains	$6,325,351	$1,027,798

Total	$6,325,351	$1,027,798

Class B
Net realized gains	$7,643,465	$1,614,903

Total	$7,643,465	$1,614,903

Class C
Net realized gains	$6,657,543	$1,317,822

Total	$6,657,543	$1,317,822

Class Y
Net realized gains	$1,644,182	—

Total	$1,644,182	—

* For the period April 14, 2003 (inception date) to September 30, 2003 for Class Y shares.

6. Capital Shares

At September 30, 2004, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share.The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

26     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	September 30, 2004		September 30, 2003*

	Shares	Amount	Shares	Amount

Class A
Shares sold	5,382,763	$109,237,622	1,817,521	$29,822,064
Shares issued on reinvestment	303,138	6,026,382	64,745	972,468
Shares reacquired	(1,575,075)	(31,758,736)	(1,299,565)	(20,722,453)

Net Increase	4,110,826	$83,505,268	582,701	$10,072,079

Class B
Shares sold	705,999	$14,031,653	972,080	$15,151,999
Shares issued on reinvestment	365,804	7,151,471	101,740	1,514,905
Shares reacquired	(1,492,717)	(29,720,849)	(1,621,938)	(24,866,650)

Net Decrease	(420,914)	$(8,537,725)	(548,118)	$(8,199,746)

Class C†
Shares sold	1,523,277	$30,251,909	1,012,174	$16,069,286
Shares issued on reinvestment	326,455	6,378,942	84,839	1,263,251
Shares reacquired	(1,196,595)	(23,759,457)	(1,236,977)	(18,766,788)

Net Increase (Decrease)	653,137	$12,871,394	(139,964)	$(1,434,251)

Class Y
Shares sold	2,004,154	$40,984,188	1,558,872	$27,925,710
Shares issued on reinvestment	78,773	1,570,730	—	—
Shares reacquired	(533,115)	(10,856,547)	(258,880)	(4,540,645)

Net Increase	1,549,812	$31,698,371	1,299,992	$23,385,065

*	For the period April 14, 2003 (inception date) to September 30, 2003 for Class Y shares.

†	On April 29, 2004, Class L shares were renamed as Class C shares.

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2004	2003

Ordinary income	$4,002,083	$768,925
Long-term capital gains	18,268,458	3,191,598

Total distributions paid	$22,270,541	$3,960,523

As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net		$3,851,020
Undistributed long-term capital gains—net		16,322,444

Total undistributed earnings		20,173,464

Unrealized appreciation		118,021,286	*

Total accumulated earnings—net		$138,194,750

*	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the differences between book & tax cost on real estate investment trusts.

27     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Notes to Financial Statements (continued)

8. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM;Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services.The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate.The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

9. Legal Matters

Class action lawsuits have been filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds.The complaints allege, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds.The complaints also allege that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints seek injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses. Citigroup Asset Management believes that the suits are without merit and intends to defend the cases vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Citigroup Asset Management nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or the ability of the Distributor or the Advisers to perform under their respective contracts with the Funds.

28     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Value Fund of Smith Barney Investment Funds Inc. (“Fund”) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
November 19, 2004

29     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Value Fund (“Fund”) are managed under the direction of the Smith Barney Investment Funds Inc.’s (“Company”) Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below.The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

				Number of
				Portfolios in the
		Term of Office*		Fund Complex	Other
	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Board Memberships
Name, Address and Age	with Fund	Time Served	During Past Five Years	Director	Held by Director

Non-Interested Directors:

Paul R. Ades	Director	Since	Law Firm of Paul R. Ades, PLLC	15	None
Paul R. Ades, PLLC		1994	(from April 2000 to Present);
181 West Main Street			Partner in Law Firm of Murov &
Suite C			Ades, Esqs. (from November 1970
Babylon, NY 11702			to March 2000)
Age 63

Dwight B. Crane	Director	Since	Professor, Harvard Business School	49	None
Harvard Business School		1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard	Director	Since	President of Avatar International,	15	None
Avatar International, Inc.		1993	Inc. (Business Development) (since
87 Whittredge Road			1998)
Summit, NJ 07901
Age 66

Jerome H. Miller	Director	Since	Retired	15	None
c/o R. Jay Gerken		1998
Citigroup Asset Management (“CAM”)
399 Park Avenue, 4th Floor
New York, NY 10022
Age 65

Ken Miller	Director	Since	President of Young Stuff Apparel	15	None
Young Stuff Apparel Group, Inc.		1994	Group, Inc. (since 1963)
930 Fifth Avenue
Suite 610
New York, NY 10021
Age 62

Interested Director:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of Citigroup	221	None
CAM	President	2002	Global Markets Inc. (“CGM”);
399 Park Avenue, 4th Floor	and Chief		Chairman, President and Chief
New York, NY 10022	Executive Officer		Executive Officer of Smith Barney
Age 53			Fund Management LLC (“SBFM”),
			Travelers Investment Adviser, Inc.
			(“TIA”) and Citi Fund Management
			Inc. (“CFM”); President and Chief
			Executive Officer of certain mutual
			funds associated with Citigroup
			Inc. (“Citigroup”); Formerly,
			Portfolio Manager of Smith Barney
			Allocation Series Inc. (from 1996 to
			2001) and Smith Barney Growth
			and Income Fund (from 1996
			to 2000)

30     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Additional Information (unaudited) (continued)

Number of
Portfolios in the
		Term of Office*		Fund Complex	Other
	Position(s) Held	and Length of	Principal Occupation(s)	Overseen by	Board Memberships
Name, Address and Age	with Fund	Time Served	During Past Five Years	Director	Held by Director

Officers:

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief Administrative
125 Broad Street, 11th Floor	and Chief		Officer of mutual funds associated
New York, NY 10004	Administrative		with Citigroup; Head of International
Age 47	Officer		Funds Administration of CAM (from
2001 to 2003); Director of Global
Funds Administration of CAM (from
2000 to 2001); Head of U.S.
Citibank Funds Administration of
CAM (from 1998 to 2000)

Kaprel Ozsolak	Chief Financial	Since	Vice President of CGM; Chief Financial	N/A	N/A
CAM	Officer and	2004	Officer and Treasurer of certain mutual
125 Broad Street, 11th Floor	Treasurer		funds associated with Citigroup; Controller
New York, NY 10004			of certain mutual funds associated
Age 39			with Citigroup (since 2002)

John G. Goode	Vice President	Since	Managing Director of CGM and	N/A	N/A
CAM	and Investment	1999	Investment Officer of SBFM
One Sansome Street	Officer
San Francisco, CA 94104
Age 60

Peter J. Hable	Vice President	Since	Managing Director of CGM and	N/A	N/A
CAM	and Investment	1999	Investment Officer of SBFM
One Sansome Street	Officer
San Francisco, CA 94104
Age 46

Andrew Beagley	Chief Anti-Money	Since	Director of CGM (since 2000);	N/A	N/A
CAM	Laundering	2002	Director of Compliance, North
399 Park Avenue, 4th Floor	Compliance		America, CAM (since 2000); Chief
New York, NY 10022	Officer		Anti-Money Laundering
Age 41			Compliance Officer, Chief Compliance
	Chief Compliance	Since	Officer and Vice President of certain
	Officer	2004	mutual funds associated with Citigroup;
Director of Compliance, Europe,
the Middle East and Africa, CAM
(from 1999 to 2000); Compliance
Officer, Salomon Brothers Asset
Management Limited, Smith Barney
Global Capital Management Inc.,
Salomon Brothers Asset
Management Asia Pacific Limited
(from 1997 to 1999)

Robert I. Frenkel	Secretary and	Since	Managing Director and General	N/A	N/A
CAM	Chief Legal Officer	2003	Counsel of Global Mutual Funds
300 First Stamford Place			for CAM and its predecessor (since
4th Floor			1994); Secretary of CFM (from
Stamford, CT 06902			2001 to 2004); Secretary and Chief
Age 48			Legal Officer of certain mutual
funds associated with Citigroup

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

31     Smith Barney Small Cap Value Fund   |   2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney Investment Funds, Inc.: Smith Barney Small Cap Value Fund during the taxable year ended September 30, 2004.

Record Date	12/26/2003
Payable Date	12/30/2003

Per Share

Long-term Capital Gain Distributions Paid	$0.867300

Qualified Dividend Income for Individuals	0.133000

Dividends Qualifying for the Dividends Received Deduction for Corporations	0.105794

Please retain this information for your records.

32     Smith Barney Small Cap Value Fund   |   2004 Annual Report

SMITH BARNEY
SMALL CAP VALUE FUND

DIRECTORS	Robert I. Frenkel
Paul R. Ades	Secretary and
Dwight B. Crane	Chief Legal Officer
R. Jay Gerken, CFA
Chairman	INVESTMENT MANAGER
Frank G. Hubbard	Smith Barney Fund
Jerome H. Miller	Management LLC
Ken Miller
DISTRIBUTOR
OFFICERS	Citigroup Global Markets Inc.
R. Jay Gerken, CFA
President and	CUSTODIAN
Chief Executive Officer	State Street Bank and
Trust Company
Andrew B. Shoup
Senior Vice President and	TRANSFER AGENT
Chief Administrative Officer	Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
Kaprel Ozsolak	New York, New York 10004
Chief Financial Officer
and Treasurer	SUB-TRANSFER AGENT
PFPC Inc.
John G. Goode	P.O. Box 9699
Vice President and	Providence, Rhode Island
Investment Officer	02940-9699

Peter J. Hable
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Smith Barney Investment Funds Inc.

Smith Barney Small Cap Value Fund The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Small Cap Value Fund, but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

SMITH BARNEY SMALL CAP VALUE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This document must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

©2004 Citigroup Global Markets Inc. Member NASD, SIPC FD01745 11/04 04-7461

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officfer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Dwight B.
         Crane, a Member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated
         Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an
         "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form
         N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a)      Audit Fees for the Smith Barney Investment Funds Inc. were
                  $70,350 and $70,500 for the years ended 9/30/04 and 9/30/03.

         (b)      Audit-Related Fees for the Smith Barney Investment Funds Inc.
                  were $0 and $0 for the years ended 9/30/04 and 9/30/03.

         (c)      Tax Fees for Smith Barney Investment Funds Inc. were $7,500 and $7,300 for the years ended 9/30/04 and 9/30/03. These
                  amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and
                  analysis planning) rendered by the Accountant to Smith Barney
                  Investment Funds Inc.

         (d)      All Other Fees for Smith Barney Investment Funds Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

         (e)      (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                  The Charter for the Audit Committee (the "Committee") of the
                  Board of each registered investment company (the "Fund")
                  advised by Smith Barney Fund Management LLC or Salomon
                  Brothers Asset Management Inc or one of their affiliates
                  (each, an "Adviser") requires that the Committee shall approve
                  (a) all audit and permissible non-audit services to be
                  provided to the Fund and (b) all permissible non-audit
                  services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the
                  engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                  The Committee shall not approve non-audit services that the
                  Committee believes may impair the independence of the
                  auditors. As of the date of the approval of this Audit
                  Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the
                  Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the
                  accounting records or financial statements of the Fund; (ii)
                  financial information systems design and implementation; (iii)
                  appraisal or valuation services, fairness opinions or
                  contribution-in-kind reports; (iv) actuarial services; (v)
                  internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and
                  expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board
                  determines, by regulation, is impermissible.

                  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the
                  Fund, the Adviser and any service providers controlling,
                  controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service
                  Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity
                  controlling, controlled by or under common control with the
                  Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible
                  non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the
                  Committee and approved by the Committee (or its delegate(s))
                  prior to the completion of the audit.

                  (2) For the Smith Barney Investment Funds Inc., the percentage of fees that were approved by the audit committee, with
                  respect to: Audit-Related Fees were 100% and 100% for the
                  years ended 9/30/04 and 9/30/03; Tax Fees were 100% and 100%
                  for the years ended 9/30/04 and 9/30/03; and Other Fees were
                  100% and 100% for the years ended 9/30/04 and 9/30/03.

         (f)      N/A

         (g)      Non-audit fees billed by the Accountant for services rendered to Smith Barney Investment Funds Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment
                  Funds Inc. were $0 and $0 for the years ended 9/30/04 and
                  9/30/03.

         (h)      Yes. The Smith Barney Investment Funds Inc.' Audit Committee
                  has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not
                  pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services
                  provided by the Accountant to the Smith Barney Investment
                  Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
         MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

         (a)      The registrant's principal executive officer and principal financial officer have concluded that the registrant's
                  disclosure controls and procedures (as defined in Rule 30a-
                  3(c) under the Investment Company Act of 1940, as amended (the
                  "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
                  required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
                  under the 1940 Act and 15d-15(b) under the Securities Exchange
                  Act of 1934.

         (b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last
                  fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)      Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)      Attached hereto.

         Exhibit 99.CERT           Certifications pursuant to section 302 of the
                                   Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT        Certifications pursuant to Section 906 of the
                                   Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SMITH BARNEY INVESTMENT FUNDS INC.

By:   /s/ R. JAY GERKEN
      R. JAY GERKEN
      Chief Executive Officer of
      SMITH BARNEY INVESTMENT FUNDS INC.

Date: December 8, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. JAY GERKEN
      R. JAY GERKEN
      Chief Executive Officer of
      SMITH BARNEY INVESTMENT FUNDS INC.

Date: December 8, 2004

By:   /s/ KAPREL OZSOLAK
      KAPREL OZSOLAK
      Chief Financial Officer of
      SMITH BARNEY INVESTMENT FUNDS INC.

Date: December 8, 2004